UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 28, 2016

WestRock Company
(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
501 South 5th Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 444-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 4, 2016, WestRock Company (“WestRock”) issued a press release (the “January 4 Press Release”) that announced WestRock would hold its quarterly conference call on Friday, January 29, 2016, at 9:00 a.m. ET to discuss its financial results for the first quarter of fiscal 2016 and other topics that may be raised during the discussion (the “Conference Call”).

On January 28, 2016, WestRock issued a press release (the “January 28 Press Release”) that announced WestRock’s financial results for the first quarter of fiscal 2016.  A copy of the January 28, 2016 Press Release is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

The January 4 Press Release and the January 28 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the January 28 Press Release and any relevant financial and other statistical information related to the webcast, on WestRock’s website at www.westrock.com.

Item 9.01. Financial Statements and Exhibits.

     (c)    Exhibits

              99.1   January 28, 2016 Press Release (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date:	January 28, 2016	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel
and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1     January 28, 2016 Press Release (furnished pursuant to Item 2.02)